           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" in the Variable Estate Protection Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our report, dated March 2, 2005 with respect to the financial statements of John Hancock Variable Life Account S and our report, dated March 25, 2005 with respect to the consolidated financial statements of John Hancock Variable Life Insurance Company included in this Post-Effective Amendment No. 21 to the Registration Statement (Form N-6, No. 33-64366) of John Hancock Variable Life Account S.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2005

           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" in the Majestic Variable Estate Protection Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our report, dated March 2, 2005 with respect to the financial statements of John Hancock Variable Life Account S and our report, dated March 25, 2005 with respect to the consolidated financial statements of John Hancock Variable Life Insurance Company included in this Post-Effective Amendment No. 21 to the Registration Statement (Form N-6, No. 33-64366) of John Hancock Variable Life Account S.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2005

           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" in the Majestic Variable Estate Protection 98 Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our report, dated March 2, 2005 with respect to the financial statements of John Hancock Variable Life Account S and our report, dated March 25, 2005 with respect to the consolidated financial statements of John Hancock Variable Life Insurance Company included in this Post-Effective Amendment No. 21 to the Registration Statement (Form N-6, No. 33-64366) of John Hancock Variable Life Account S.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2005

           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" in the Variable Estate Protection Plus Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our report, dated March 2, 2005 with respect to the financial statements of John Hancock Variable Life Account S and our report, dated March 25, 2005 with respect to the consolidated financial statements of John Hancock Variable Life Insurance Company included in this Post-Effective Amendment No. 21 to the Registration Statement (Form N-6, No. 33-64366) of John Hancock Variable Life Account S.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2005